UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004


                           CHINDEX INTERNATIONAL, INC.
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                   (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                0-24624                                13-3097642
     ------------------------------       -------------------------------------
        (Commission File Number)            (IRS Employer Identification No.)


                 7201 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
              -----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 215-7777


                                       NA
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
          CHANGE IN FISCAL YEAR

      On September 1, 2004, the Company's Board of Directors unanimously approved an amendment (the "Amendment") to the Company's Certificate of Incorporation to increase the authorized stock to 14,100,000 shares from 7,300,000 shares. The increase consists of a 100% increase in authorized Common Stock, par value $.01 per share, from 6,000,000 shares to 12,000,000 shares and a 100% increase in authorized Class B Common Stock, par value $.01 per share, from 800,000 shares to 1,600,000 shares, all of the foregoing being subject to approval by the Company's stockholders. On October 14, 2004, the Company's stockholders approved the Amendment. On October 28, 2004, the Amendment was filed with the Secretary of State of the State of Delaware and became effective. A copy of the Amendment is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     99.1 Certificate of Amendment to Certificate of Incorporation of Chindex International, Inc.



                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHINDEX INTERNATIONAL, INC.
                                        (Registrant)


           November 2, 2004             By: /S/ Lawrence Pemble
         --------------------               ------------------------------------
                Date                          Lawrence Pemble
                                              Executive Vice President - Finance